Exhibit 10.5.1

Final form of

REVOLVING CREDIT NOTE

$___________	May 11, 2018
New York, New York

FOR VALUE RECEIVED, each of the undersigned (each, a “Borrower”, and collectively, the “Borrowers”) promises to pay to the order of _____________ (“Payee”; Payee, together with any other holder hereof, sometimes referred to herein as the “Holder”), at the office of Agent (as defined below), located at _______________ or at such other place located in the United States of America as Payee may from time to time designate to Borrower Representative in writing, the principal sum of ___________ ($_________), or such lesser amount as may be outstanding under Revolving Advances made pursuant to the Credit Agreement (defined below), at such time or times as are provided in the Credit Agreement (defined below) and, in any event, on the last day of the Term, subject to acceleration upon the occurrence of an Event of Default under the Credit Agreement or earlier termination of the Credit Agreement pursuant to the terms thereof, together with interest on the unpaid principal balance hereof from the date hereof until the payment in full of this Revolving Credit Note (this “Note”) at the rate specified with respect to the Revolving Advances in the Credit Agreement, payable at the times and in the manner provided in the Credit Agreement.

It is contemplated that the principal sum evidenced hereby may be reduced from time to time as a result of the repayment of Revolving Advances and that additional Revolving Advances may be made from time to time but not to exceed the Maximum Revolving Amount, as provided in the Credit Agreement.

This Note is a “Revolving Credit Note” issued to evidence the Revolving Advances being made available by Payee to Borrowers pursuant to the provisions of the Credit and Security Agreement, dated of even date herewith (herein, as at any time amended, restated, amended and restated, modified or supplemented, called the “Credit Agreement”; capitalized terms used herein and not defined herein having the meanings assigned to them in the Credit Agreement), among Borrowers, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, BANKWELL BANK, a Connecticut state non-member bank, individually, as a Lender thereunder and as co-syndication agent (“Co-Syndication Agent”), and WEBSTER BUSINESS CREDIT CORPORATION, a New York corporation (“WBCC”), individually, as Lender thereunder and as agent for itself and each other Lender Party (WBCC, acting in such agency capacity, “Agent”) to which reference is hereby made for a statement of the terms, conditions and covenants under which the indebtedness evidenced hereby was made and is to be repaid, including, but not limited to, those related to voluntary or mandatory prepayment of the indebtedness represented hereby, to the maturity of the indebtedness represented hereby upon the termination of the Credit Agreement and to the interest rate payable at the times and in the manner provided in the Credit Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate.

Payment of this Note is secured by the Collateral and Holder is entitled to the benefit of the Credit Agreement and any Other Document at any time delivered in connection with the foregoing to secure the Obligations, and is subject to all of the agreements, terms and conditions therein contained.

If an Event of Default under any of Sections 11.7, 11.8 or 11.9 of the Credit Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Credit Agreement or any of the Other Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

Each Borrower hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor and all other notices in connection with this Note.

[Signature page to follow]

WITNESS THE DUE EXECUTION HEREOF BY THE DULY AUTHORIZED OFFICER OF THE UNDERSIGNED AS OF THE DATE FIRST ABOVE WRITTEN.

“BORROWER”

SACHEM CAPITAL CORP.

By:
Name:
Title:

[Signature Page to Revolving Credit Note]